Exhibit 99.1 2018 First Quarter Investor Presentation May 11, 2018

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; cyber-attacks or other security breaches; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; a material indemnification obligation to GE under the Tax Sharing and Separation Agreement with GE if we cause the split-off from GE or certain preliminary transactions to fail to qualify for tax-free treatment or in the case of certain significant transfers of our stock following the split-off; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the impact of the Consumer Financial Protection Bureau’s regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Synchrony Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed on February 22, 2018. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Non-GAAP Measures The information provided herein includes a financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). We refer to “managed-basis” as presenting certain loan performance measures as if loans sold by us to our securitization trusts were never sold and derecognized in our GAAP financial statements. We believe it is useful to consider these performance measures on a managed-basis for 2009 when comparing to similar GAAP measures in later years since we serviced the securitized and owned loans, and related accounts, in the same manner without regard to ownership of the loans. The reconciliation of the managed-basis loan performance measures in this presentation to the comparable GAAP measures for the twelve months ended December 31, 2009 is included at the end of this presentation in “Appendix-Non-GAAP Reconciliations.” 2

Synchrony Financial Overview Leading Consumer Finance Business Attractive Growth and Ample • Largest Private Label Credit Card (PLCC) Opportunities provider in US(a) • Strong receivables growth • A leader in financing for major consumer • Significant opportunity to leverage purchases and healthcare services long-standing partnerships to increase • Long-standing and diverse partner base penetration • Opportunity to attract new partners Strong Value Proposition for Partners • Developing broad product suite to and Consumers build a leading, full-scale online bank • Advanced data analytics and targeted marketing capabilities Strong Financial Profile and • Dedicated team members support partners to help maximize program effectiveness Operating Performance • Enhanced sales growth and additional • Solid fundamentals with attractive economic benefits for partners returns • Access to instant credit, promotional • Strong capital and liquidity with financing, and rewards for customers diverse funding profile • Paid quarterly common stock dividend of $0.15 per share in 1Q18 and Robust Data and Technology Capabilities continued to execute $1.64 billion share repurchase program (through • Deep partner integration enables June 30, 2018) customized loyalty products across channels • Partner and cardholder focused mobile payments and e-commerce solutions • Leveraging digital, loyalty, and analytics capabilities to augment growth 3 (a) Source: The Nilson Report (June 2017, Issue #1112) as measured by PLCC purchase volume and receivables, based on 2016 data.

Business Overview

Partner-Centric Business with Leading Sales Platforms

	Retail Card	Payment Solutions	CareCredit
	Private label credit cards, Dual Cards™, general purpose co-branded credit cards and small- and medium-sized business credit products	Promotional financing for major consumer purchases, offering private label credit cards & installment loans	Promotional financing to consumers for health and personal care procedures, products, and services
Interest and Fees on Loans(a)	$12,231	$2,228	$2,055
Loan Receivables(b)	$52	$17	$9

(a) For 2Q17 through 1Q18, $ in millions.
(b) $ in billions, as of March 31, 2018.

synchrony FINANCIAL 5

Customized Credit Products

Retail Card

Private Label


advantage
123 4567 890123 4
VALUED CUSTOMER

Retailer only acceptance

Dual Card™


Sam's Savings

Accepted at network locations

Co-Brand


CATHAY PACIFIC
4784 0123 4567 8901
VISA

Accepted at network locations

Affinity to retailer, provides customized benefits & features

- Cash back, discounts
- Credit events & promotions
- Reward/best customer programs


Credit Card
3·2·1 Save.
Earn unlimited cash back.


Your Amazon Prime Store Card Everyday Benefits
5% Back in rewards
5% Back in rewards
OR
6
12
24
Special Financing

Payment Solutions

Private Label


ETHAN ALLEN
PLATINUM

Retailer and private network acceptance

Big-ticket focus, offering promotional financing

- Home
- Furniture
- Electronics
- Auto
- Luxury
- Power sports


furniture & mattress
special 12 month financing available

CareCredit

Private Label



Accepted at provider network locations

Dual Card™



Accepted at network locations

Offering promotional financing, expanded card utility

- Dental
- Vision
- Cosmetic
- Veterinary



6

Fast-Growing Online Bank Synchrony Bank FDIC-Insured Deposit Products Certificates of Deposit Money Market Accounts Savings Accounts IRA Money Market Accounts IRA Certificates of Deposit Competitive rates and Evaluating new product Opportunity to further superior service afforded offerings - checking, debit, leverage synergies by low cost structure of bill payment, small with cardholder base online bank business deposit accounts Strong Direct Deposit Growth $ in billions $45.0 $39.4 $32.5 $21.3 1Q15 1Q16 1Q17 1Q18 7

Long-Standing Partnerships Length of Major Partner 39 24 21 20 18 18 13 10 Relationships (Years) (a) Last Renewal 2014 2014 2014 2014 2013 2013 2017 2015 Contractual Expiration (a) % of 2017 Retail Card Interest and Fees on Loans (b) 21% 21% 21% 14% 12% 11% <1% 2018 2019 2020 2021 2022 2023 2024+ Partners (b) 1 2 4 4 5 5 8 (a) Existing partners as of March 31, 2018. (b) Excludes certain credit card portfolios that were sold, have not been renewed, or expired in 2018, which represent less than 1% of our total Retail Card interest and fees on loans for the year ended December 31, 2017. Does not reflect the announced PayPal extension which is expected to close in the third quarter of 8 2018.

Deep Integration Drives 2-3x Market Growth Rate 11.7% 13.2% 8.8% 9.2% 6.1% 7.0% 3.9% 2.2% 2.5% 2.0% 1.0% 0.0% Mass Electronics Healthcare Apparel/Dept. Home Furniture 2016 Market Size ($ in billions) $538 $288 $246 $209 $236 $88 2012-2016 Market Growth Rate 2012-2016 Synchrony Financial Purchase Volume Growth Rate • Over 85 years of retail heritage • Significant scale across platforms • Robust data capture enables more customized offers • Analytics and data insights help drive growth • Joint executive management of programs—1,000+ SYF FTEs dedicated to drive partner sales • Collaboration with partners ensures sales teams are aligned with program goals • Economic benefits and incentives align goals and drive profitable program growth Sources for market data: Kantar Retail (2016 Mass & Apparel/Dept. market projections); IBIS World Research Group; CareCredit industry research; Joint Centers for Housing Studies, Harvard University; Consumer Electronics Association. 9

Attracting New Partners Retail Card Payment Solutions CareCredit We attract partners who value our: We seek deals that: • Experience & partnership—long history of • Have an appropriate risk-reward profile improving sales, customer loyalty, and retention • Enable us to own key program aspects: • Differentiated capabilities: - Underwriting - Marketing and analytics - Collections - Innovation - Mobile and online - Underwriting and lifecycle management - On-site dedicated teams 10 Track record of winning programs 1010

Robust Data, Analytics and Digital Capabilities

Proprietary Closed-Loop Network Advantages

Enables Valuable Data Capture and Eliminates Interchange Fees

General Purpose Card and Co-Branded Cards


Customer
Merchant
Acquirer
Network
Issuer
BANK
MasterCard
VISA
Citi
Capital One
Chase

Date	Merch.	Channel	Brand	Cat./SKU	$
1/2/18	Department Store Partner				$83.44
1/9/18	Department Store Partner				$212.17

Synchrony Financial Closed Loop Network for PLCC and Dual Card™


synchrony
synchrony
synchrony

Date	Merch.	Channel	Brand	Cat./SKU	$
1/2/18	Department Store Partner	In-Store	DKNY	Women's Shoes 468XUTY	$83.44
1/9/18	Department Store Partner	Mobile	Coach	Women's Handbags 229HHREO	$212.17

**illustrative data*

- Limited data can be collected by the card issuer when a General Purpose Credit Card or traditional co-branded card is used
- Valuable incremental data capture occurs on transactions that run over the Synchrony Financial closed loop network
  - Brand or category
  - SKU-level data
  - Channel: in-store, online, or mobile
  - Provides the ability to analyze significantly more data than general purpose credit cards
  - Ability to analyze SKU, category and other important data has expanded
- No interchange fees when Synchrony Financial Private Label Credit Cards or Dual Cards™ are used over our network synchrony FINANCIAL
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Analytics at Synchrony Financial Evolution of Analytics Past Present and Future • Generic Offers • Customized Offers • Mass Marketing • 1-on-1 Marketing • Portfolio Level Analytics • Customer/Channel/Store Level Analytics • Customer 360° View • 170+ Dedicated Analytics Professionals • Big Data Platform 13

Innovative Digital Capabilities Expanding Online and Mobile Capabilities Expanding Digital Capabilities Consumer • Investing in enhanced user experience • Investing in enhanced user experience • Mobile applications deliver customized features - Customized offers including rewards, retail offers, and alerts - Quickscreen • Developed SyPI, a mobile platform that can be - Auto pre-fill rapidly integrated across retailers and wallets • Mobile applications deliver customized features including • Significant experience with online retailers rewards, retail offers, and alerts Wallet-Agnostic Mobile Payments Strategy— Small Business Offering Choice to Retail Partners and Consumers • Enhance user experience and features: - Project-level invoicing and billing - Invoice search - Simplified payments Benefits to Synchrony Financial and Our Customers Synchrony Bank • Preserving unique benefits and value propositions • Upgraded digital banking platform; including Remote Deposit Capture • Synchrony Financial continuing to capture valuable customer data • Responsive design allows customers to access account via any device • Developing proprietary solutions like Digital Card 14

Performance & Strategic Priorities

1Q18 Highlights Financial Highlights Business Highlights • $640 million Net Earnings, $0.83 diluted EPS Added new partnerships • Continued growth across the business ‒ Loan Receivables up 6% ‒ Net Interest Income up 7% ‒ Purchase Volume up 3% ‒ Average Active Accounts up 2% • Net Charge-Offs 6.14% compared to 5.33% in the prior Expanded our CareCredit network year • Provision for Loan Losses up 4% primarily driven by credit normalization and growth • Efficiency Ratio 30.9% compared to 30.3% in the prior year • Deposits up $5.0 billion compared to prior year, Renewed key relationships comprising 73% of funding • Strong Capital and Liquidity ‒ 16.8% CET1 & $18.6 billion Liquid Assets • Paid quarterly dividend of $0.15 per share and repurchased $410 million of common stock 16

Peer Comparison: 1Q18

Significant Growth

Purchase Volume Growth[a]


18.3%
11.0%
5.9%
2.6%
COF
AXP
DFS
SYF

Loan Receivables Growth[d]


12.8%
9.7%
8.2%
6.1%
AXP
DFS
COF
SYF

Strong Margins

Risk-Adjusted Yield[b]


15.3%
10.4%
9.8%
9.5%
SYF
AXP
COF
DFS

Efficiency Ratio[a]


30.9%
37.6%
45.8%
66.6%
SYF
DFS
COF
AXP

Strong Balance Sheet

CET1 Ratio[c]


16.8%
11.8%
10.5%
9.4%
SYF
DFS
COF
AXP

Liquidity % of Assets[e]


20.2%
19.2%
18.3%
16.9%
SYF
AXP
DFS
COF

(a) Segment data for AXP-U.S Consumer Services and COF-Domestic Card. Other data-total company level.

(b) SYF yield calculated as loan receivable yield less net charge-off rate. AXP yield calculated as total card member loan yield less net charge-off rate on card member loans (ex-HFS). Other peer information calculated as credit card yield less net charge-off rate on credit cards.

(c) CET1 ratios are on an estimated, fully phased-in basis. COF is Basel III Standardized Approach subject to transition provisions.

(d) Segment data for AXP-U.S Consumer Services (ex-HFS), COF-Domestic Card, and DFS-Credit Card. SYF-total company level.

(e) AXP and DFS calculated as: (cash and cash equivalents + investment securities) / total assets. COF calculated as: (cash and cash equivalents + AFS securities) / total assets. SYF calculated as: (cash and cash equivalents + debt securities) / total assets.

Sources: Company filings and SNL.

Purchase volume and loan receivables growth are 1Q18 vs. 1Q17.

17

Focus on Higher Quality Asset Base Disciplined Underwriting Stronger Portfolio (a) FICO, consumer accounts opened since Consumer FICO beginning of 2010 721+ 33% 36% 34% 34% 34% 34% 34% 35% 721+ 39% 28% 661-720 34% 36% 37% 38% 38% 38% 38% 661-720 38% 20% 601-660 20% 21% 21% 20% 20% 20% 601-660 22% 19% 19% ≤ 600 1% ≤ 600 10% 9% 8% 8% 8% 8% 8% At origination 2008 1Q12 1Q13 1Q14 1Q15 1Q16 1Q17 1Q18 • Synchrony Financial controls underwriting and credit line decisions • Focus on stronger underwriting has led to higher quality portfolio - 73% of loan receivables have FICO > 660 (a) Based on most recent FICO scores available for our customers in each period, weighted by balance, as a % of period-end receivables. If FICO score was not available credit bureau based scores were mapped to a FICO equivalent. If neither score was available, the account was excluded. 18

Historical Net Charge-Offs & Risk-Adjusted Yield



Net Charge-Off Ratio(a,c)
Net Charge-off Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2009 2010 2011 2012 2013 2014 2015 2016 2017
SYF
Bank Card Average



Risk-Adjusted Yield(b,c)
Risk-Adjusted Yield
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2009 2010 2011 2012 2013 2014 2015 2016 2017
SYF
Bank Card Average

Delivered Strong Risk-Adjusted Returns

- **Net charge-off performance was generally consistent with general purpose card issuers during the financial crisis**
- **Risk-adjusted yield outperformed general purpose card issuers by >700 bps through the financial crisis**
- **Risk-adjusted yield outperformance has remained >700 bps post-crisis**

(a) Peers include: AXP U.S. Card Services prior to 2014 and AXP U.S. Consumer Services starting in 2014, BAC U.S. Credit Card, C Citi-Branded Cards North America, COF Domestic Card, DFS Credit Card, JPM Credit Card, and WFC Consumer Credit Card. SYF – total company level.

(b) Peers include: AXP U.S. Card Services prior to 2014 and AXP U.S. Consumer Services starting in 2014, BAC U.S. Credit Card, C Citi-Branded Cards North America, COF Domestic Card, DFS Credit Card, and WFC Consumer Credit Card. SYF – total company level. SYF yield calculated as loan receivable yield less net charge-off rate. Peer information calculated as credit card yield less net charge-off rate on credit cards. Citi-Branded Card yield calculated as average quarterly yield less net charge-off rate on credit cards (average quarterly net charge-off rate).

(c) Data on a managed-basis for 2009. See non-GAAP reconciliation in appendix.

Sources: Company filings. Risk-adjusted yield involved calculations by SYF based upon company filings.

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Retailer Share Arrangements (RSA) Provides a countercyclical buffer in stressed environments: 2013-2017 RSAs were 4.3% of average loan receivables(a) 2009 RSAs were 1.6% of average loan receivables(b) Shared Components Illustrative Examples Operating Program SYF Share of Return Total Program Return Environment Return Retailer Share of Return Allocation 4.0% Program Revenue • Interest Income 2.5% 50% 50% • Fee Income 1.25% • Interchange Fees 2.75% Normal 100% Program Expenses 1.5% • Interest Expense SYF – 69% of Total Program Program Return • Provision for Loan Return Losses • Loyalty Expense • Operating Expenses 2.5% 50% 50% 1.0% 0.50% 1.5% 2.00% 100% Performance LowerProgram Total Program SYF – 80% of Return Program Return (a) RSA as a percentage of average loan receivables averaged over the five year period. 20 (b) Loan receivables on a managed-basis in 2009. See non-GAAP reconciliation in appendix.

Diverse Funding Sources and Strong Liquidity Diverse Funding Sources Strong Liquidity Profile % of liabilities excluding non-debt liabilities $ in billions $24.6 $6.0 Undrawn Credit Facilities Liquid $18.6 Deposits 73% 70%-75% assets 1Q18 • Diverse and stable funding sources Securitized Debt 16% 15%-20% • Fast-growing direct deposit platform to support growth Unsecured Debt 11% 10%-15% • Positioned slightly asset 1Q18 Long-term sensitive target 21

Strong Capital Profile Strong Position Relative to Peers CET1 Ratio – 1Q18(a) 16.8% • Current level of capital well above peers 10.6% • Generating solid relative earnings power • Significant capital return opportunity over the long-term(b) SYF Peer Average Capital Deployment Priorities ROA – 1Q18 1. Organic growth 2.7% 2.6% 2. Program acquisitions 3. Dividends 4. Share buybacks 5. M&A opportunities SYF Peer Average Peers include AXP, DFS, and COF. (a) CET1 ratios are on an estimated, fully phased-in basis. COF is Basel III Standardized Approach subject to transition provisions. (b) Subject to board and regulatory approval. 22 Sources: Company filings and SNL.

Capital Deployment


Capital Payout Distribution
120%
100%
80%
60%
40%
20%
0%
63%
43%
20%
97%
75%
22%
109%
84%
25%
2016 SYF Capital Plan(a)
2017 SYF Capital Plan(b)
Peer Capital Plan Average(c)
Dividends
Buybacks

- Improved capital payout distribution, with stronger buyback weighting
  - Assuming loan receivables growth of 7%, an additional ~40% of capital would be consumed[d]
- Opportunity to enhance components of capital return

(a) 2016 SYF Capital Plan is for illustrative purposes only. It incorporates the 7/7/16 capital plan announcement of $0.13/share quarterly dividend and $952 million buyback over the prior four quarters of net earnings ending 2Q16.
(b) 2017 SYF Capital Plan is for illustrative purposes only. It incorporates the 5/18/17 capital plan announcement of $0.15/share quarterly dividend and $1.64 billion buyback over the prior four quarters of net earnings ending 2Q17.
(c) Data captures announced capital plans over the prior four quarters of earnings ending 2Q17. Peers include AXP, COF, and DFS.
(d) Allocation for growth is estimated by applying 2Q16 CET1 Ratio (fully phased-in basis) to the 2017 period-end loan receivables growth rate of 7% over the prior four quarters of net earnings ending 2Q17.
Sources: Company filings and SNL.

synchrony FINANCIAL

23

Strategic Priorities Grow our business through our three sales platforms • Grow existing retailer penetration • Continue to innovate and provide robust cardholder value propositions • Add new partners and programs with attractive risk and return profiles Invest in ‘Next Generation’ data, analytics and digital capabilities • Continue to expand the use of advanced analytics to leverage SKU level data to drive sales and customer loyalty • Further develop a frictionless mobile & digitized environment through the use of customer journey insights • Leverage unstructured data and machine learning to drive an even higher level of customer engagement Position business for long-term growth • Explore opportunities to expand the core business (e.g., small business and proprietary networks) • Continue to grow Synchrony Bank — enhance offerings to increase loyalty, diversify funding and drive profitability • Investment in core infrastructure to drive scale, efficiency and agility Operate with a strong balance sheet and financial profile • Maintain strong capital and liquidity • Deliver earnings growth at attractive returns Leverage strong capital position • Organic growth, program acquisitions, and start-up opportunities • Continue capital plan execution through dividends and share repurchase program, subject to Board and regulatory approvals • Invest in capability-enhancing technologies and businesses 24

Appendix

Non-GAAP Reconciliation The following table sets forth a reconciliation between GAAP results and non-GAAP managed-basis results for 2009. Twelve months ended December 31, 2009 Net charge-offs as a % of average loan receivables, including held for sale: GAAP 11.3% Securitization adjustments (0.6)% Managed-basis 10.7% Interest and fees on loans as a % of average loan receivables, including held for sale: GAAP 19.7% Securitization adjustments 0.8% Managed-basis 20.5% Retailer share arrangements as a % of average loan receivables, including held for sale: GAAP 3.4% Securitization adjustments (1.8)% Managed-basis 1.6% Risk-adjusted yield(a): GAAP 8.4% Securitization adjustments 1.4% Managed-basis 9.8% (a) Risk-adjusted yield is equal to interest and fees on loans as a % of average loan receivables less net charge-offs as a % of average loan receivables. 26